INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post Effective Amendment No. 16 to Registration Statement No. 33-63731 of Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One of our report dated March 26, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company, and of our report dated February 21, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One OmniSource, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP

Hartford, Connecticut

April 7, 2003

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post Effective Amendment No. 16 to Registration Statement No. 33-63731 of Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One of our report dated March 26, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company, and of our report dated February 21, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One The One Provider, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP

Hartford, Connecticut

April 7, 2003

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post Effective Amendment No. 16 to Registration Statement No. 33-63731 of Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One of our report dated March 26, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company, and of our report dated February 21, 2003, relating to the financial statements of Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One Wells Fargo, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.

Deloitte & Touche LLP

Hartford, Connecticut

April 7, 2003